SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2007

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 6, 2007, New Century Bancorp, Inc. (the “Registrant”), the holding company for New Century Bank and New Century Bank South, announced financial results for the second quarter ended June 30, 2007. For the second quarter, the Registrant reported a net loss of $197,000 compared to net income of $1.3 million for the same period in 2006. A copy of the press release announcing the Registrant’s results for the second quarter ended June 30, 2007, including a table of selected financial information, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in, or incorporated by reference into, Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS

On August 6, 2007, the Registrant announced that, as a result of loan underwriting deficiencies, it is likely that its wholly owned subsidiary, New Century Bank, Dunn, North Carolina, may be subject to informal regulatory action, such as a memorandum of understanding, with its state and federal regulators.

To address any concerns in advance of this possible action, New Century Bank recently hired two experienced credit professionals and reorganized its credit function to ensure that the bank adheres both to regulatory standards and to the standards that the bank itself believes are hallmarks of a strong and well-managed organization. The bank has also realigned management to provide better oversight of the lending and credit departments.

No regulatory action is currently anticipated with respect to the Registrant’s other banking subsidiary, New Century Bank South, Fayetteville, North Carolina.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated August 6, 2007 with respect to Registrant’s financial results for the second quarter ended June 30, 2007

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President and Chief Financial Officer

Dated: August 7, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release